               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Manuel J. Becerra

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Manuel J. Becerra                                 Dated as of March 15, 2007
       ----------------------------------------------------
       Manuel J. Becerra

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Allen R. Freedman

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Allen R. Freedman                                 Dated as of October 1, 2006
       ----------------------------------------------------
       Allen R. Freedman

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Dale E. Gardner

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Dale E. Gardner                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Dale E. Gardner

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Melissa J. T. Hall

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Melissa J. T. Hall                                Dated as of October 1, 2006
       ----------------------------------------------------
       Melissa J. T. Hall

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Terry J. Kryshak

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Terry J. Kryshak                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Terry J. Kryshak

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               H. Carroll Mackin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ H. Carroll Mackin                                 Dated as of October 1, 2006
       ----------------------------------------------------
       H. Carroll Mackin

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Tamrha Mangelsen

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Tamrha Mangelsen                                  Dated as of March 24, 2008
       ----------------------------------------------------
       Tamrha Mangelsen

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Esther L. Nelson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Esther L. Nelson                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Esther L. Nelson

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                              John Steven Roberts

does hereby authorize Richard J. Wirth, Sarah M. Patterson, and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ John Steven Roberts                               Dated as of October 29, 2009
       ----------------------------------------------------
       John Steven Roberts

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Paula M. SeGuin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Paula M. SeGuin                                   Dated as of March 24, 2008
       ----------------------------------------------------
       Paula M. SeGuin

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 24, 2008
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343